UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 27, 2015

Carnival Corporation	Carnival plc
(Exact name of registrant	(Exact name of registrant
as specified in its charter)	as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction	(State or other jurisdiction
of incorporation)	of incorporation)

001-9610	001-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(IRS Employer	(IRS Employer
Identification No.)	Identification No.)

3655 N.W. 87th Avenue	Carnival House, 100 Harbour Parade,
Miami, Florida 33178-2428	Southampton SO15 1ST, United Kingdom
(Address of principal	(Address of principal
executive offices)	executive offices)
(Zip Code)	(Zip Code)

(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number,	(Registrant’s telephone number,
including area code)	including area code)

Carnival House, 5 Gainsford Street,
None	London SE1 2NE, United Kingdom
(Former name or former address,	(Former name or former address,
if changed since last report.)	if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition.

On March 27, 2015, Carnival Corporation & plc issued a press release entitled “Carnival Corporation & plc Reports Significantly Higher First Quarter Earnings.” A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of either Carnival Corporation or Carnival plc, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1    Press release, dated March 27, 2015 (furnished pursuant to Item 2.02).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION	CARNIVAL PLC

By: /s/ Larry Freedman	By: /s/ Larry Freedman
Name: Larry Freedman Title: Chief Accounting Officer and Controller	Name: Larry Freedman Title: Chief Accounting Officer and Controller

Date: March 27, 2015	Date: March 27, 2015

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated March 27, 2015 (furnished pursuant to Item 2.02)